RELATED PARTY PAYABLES	3 Months Ended
Aug. 31, 2011
Notes to Financial Statements
RELATED PARTY PAYABLES

NOTE 3 – RELATED PARTY PAYABLES

On July 31, 2011, the Company entered into a Promissory Note with Ruthy Navon (the Company’s prior Secretary and Promoter, who the Company is party to a Consulting Agreement with).  The Promissory Note evidences $17,605 loaned to the Company by Ms. Navon, bears interest at the rate of 12% per annum and is due and payable on August 15, 2011. The Promisory Note was paid by a director of the Company and the $17,605 is now payable to the director with interest at the rate of 12% per annum.  The Company has accrued $176 of interest on the loan as of August 31, 2011.

Various expenses of the Company, including general and administrative expenses and professional fees, have been paid for or made by a related party. The related party payable totals $4,500 at August 31, 2011, bears no interest, is unsecured and due upon demand.